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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 24, 1998

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                           SEAGULL ENERGY CORPORATION
             (Exact name of registrant as specified in its charter)


                 TEXAS                        1-8094             74-1764876
      (State or other jurisdiction       (Commission File     (I.R.S. Employer
   of incorporation or organization)         Number)         Identification No.)

        1001 FANNIN, SUITE 1700
             HOUSTON, TEXAS                                      77002-6714
(Address of principal executive offices)                         (Zip code)

       Registrant's telephone number, including area code: (713) 951-4700


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ITEM 5.  OTHER EVENTS

         On November 24, 1998, Seagull Energy Corporation, a Texas corporation (the "Company"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with Ocean Energy, Inc., a Delaware corporation ("Ocean"). Pursuant to the Merger, Ocean would merge with and into the Company (the "Merger"), which will survive the Merger and be renamed Ocean Energy, Inc. Upon consummation of the Merger, each current shareholder of Ocean will receive one share of common stock of the Company. All issued and outstanding shares of common stock of the Company will remain outstanding.

         In connection with the transactions contemplated by the Merger Agreement, the Company entered into voting agreements with John B. Brock, James C. Flores and the Flores Family Limited Partnership under which such parties have agreed to vote in favor of the Merger (the "Company Voting Agreements"). Similarly, The Prudential Insurance Company of America, Barry J. Galt and James T. Hackett have entered into voting agreements with Ocean under which such parties have agreed to vote in favor of the Merger (the "Ocean Voting Agreements" and together with the Company Voting Agreements, the "Voting Agreements"). The Voting Agreements are filed herewith as Exhibits 99.2-99.7 and incorporated herein by reference. To prevent the triggering of the Company's Amended and Restated Rights Agreement, dated as of December 12, 1997 (the "Rights Agreement"), the Company amended its Rights Agreement to provide that Ocean would not be deemed an "Acquiring Person" under such agreement by virtue of the execution of the Ocean Voting Agreements. This amendment is filed herewith as Exhibit 4.1 and incorporated herein by reference.

         A more complete description of the Merger is contained in the November 25, 1998 press release by the Company, filed herewith as Exhibit 99.1 and incorporated herein by reference. The Merger Agreement is filed herewith as
Exhibit 2.1 and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)  Exhibits.

                2.1 Agreement and Plan of Merger, dated as of November 24, 1998, by and between the Company and Ocean.

                4.1 Amendment No. 1 to Amended and Restated Rights Agreement, dated as of November 24, 1998, by and between the Company and BankBoston, N.A.

               99.1     Press Release, dated November 25, 1998.

               99.2 Voting Agreement, dated as of November 24, 1998, by and between John B. Brock and the Company.

               99.3 Voting Agreement, dated as of November 24, 1998, by and between James C. Flores and the Company.

               99.4 Voting Agreement, dated as of November 24, 1998, by and between the Flores Family Limited Partnership and the Company.

               99.5 Voting Agreement, dated as of November 24, 1998, by and between The Prudential Insurance Company of America and Ocean.

               99.6 Voting Agreement, dated as of November 24, 1998, by and between James T. Hackett and Ocean.

               99.7 Voting Agreement, dated as of November 24, 1998, by and between Barry J. Galt and Ocean.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SEAGULL ENERGY CORPORATION


                                       By: /s/ WILLIAM L. TRANSIER
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                                           William L. Transier
                                           Executive Vice President and
                                           Chief Financial Officer


Dated:  November 30, 1998








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                                  EXHIBIT INDEX


     EXHIBIT NO.      DESCRIPTION
     -----------      -----------
        2.1          Agreement and Plan of Merger, dated as of November 24,
                      1998, by and between the Company and Ocean.

        4.1          Amendment No. 1 to Amended and Restated Rights Agreement,
                      dated as of November 24, 1998, by and between the Company and BankBoston, N.A.

       99.1          Press Release, dated November 25, 1998.

       99.2          Voting Agreement, dated as of November 24, 1998, by and
                      between John B. Brock and the Company.

       99.3          Voting Agreement, dated as of November 24, 1998, by and
                      between James C. Flores and the Company.

       99.4          Voting Agreement, dated as of November 24, 1998, by and
                      between the Flores Family Limited Partnership and the Company.

       99.5          Voting Agreement, dated as of November 24, 1998, by and
                      between The Prudential Insurance Company of America and Ocean.

       99.6          Voting Agreement, dated as of November 24, 1998, by and
                      between James T. Hackett and the Ocean.

       99.7          Voting Agreement, dated as of November 24, 1998, by and
                      between Barry J. Galt and the Ocean.


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